UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2024

TNF Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36268	22-2983783
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

TNF Pharmaceuticals, Inc.
855 N. Wolfe Street, Suite 623
Baltimore, MD	21205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 848-8698

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TNFA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on May 20, 2024, TNF Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with certain accredited investors (the “Holders”) pursuant to which it agreed to sell to the Holders (i) shares of the Company’s Series G Convertible Preferred Stock, with a stated value of $1,000 per share (the “Preferred Stock”), and (ii) certain warrants to purchase shares of the Company’s common stock, par value $0.001 per share, subject to adjustment. The terms of the Preferred Stock are as set forth in the Certificate of Designations filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on May 21, 2024, as amended on June 17, 2024 (the “Certificate of Designations”).

On August 8, 2024, the Company entered into an Amendment Agreement (the “Amendment”) with the Required Holders (as defined in the Certificate of Designations). Pursuant to the Amendment, the Required Holders agreed to amend the Certificate of Designations by filing a Certificate of Amendment (“Certificate of Amendment”) to the Certificate of Designations with the Secretary of State to amend the means by which the number of shares of Preferred Stock to be issued for the payment of dividends, if any, “in kind” in the form of additional shares of Preferred Stock, is determined.

On August 8, 2024, the Company filed the Certificate of Amendment with the Secretary of State, thereby amending the Certificate of Designations. The Certificate of Amendment became effective with the Secretary of State upon filing.

The foregoing descriptions of the Agreement and the Certificate of Amendment are qualified in their entirety by reference to the full text of each such document, copies of which are filed as Exhibit 10.1 and Exhibit 3.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The matters described in Item 1.01 of this Current Report on Form 8-K related to the Preferred Stock and the Certificate of Amendment are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The matters described in Item 1.01 of this Current Report on Form 8-K related to the filing of the Certificate of Amendment is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment of Certificate of Designations of Series G Convertible Preferred Stock.
10.1	Form of Amendment Agreement, dated as of August 8, 2024, by and among TNF Pharmaceuticals, Inc. and the investors party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNF PHARMACEUTICALS, INC.

Date: August 14, 2024	By:	/s/ Joshua Silverman
	Name:	Joshua Silverman
	Title:	Director